UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 9, 2012
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-02	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

On April 26, 2012, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2012 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 118 commercial properties.  The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, N.A. (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 26, 2012 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB and (ii) Ladder Capital Finance LLC, pursuant to a Mortgage Loan Purchase Agreement, dated as of April 26, 2012 and as to which an executed version is attached hereto as Exhibit 99.2 (the “Ladder Mortgage Loan Purchase Agreement” and together with the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) between Registrant, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

Item 9.01.                Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of April 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of April 26, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2
Mortgage Loan Purchase Agreement, dated as of April 26, 2012, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 7, 2012	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
		Name:	Bianca A. Russo
		Title:	Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of April 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

99.1	Mortgage Loan Purchase Agreement, dated as of April 26, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2
Mortgage Loan Purchase Agreement, dated as of April 26, 2012, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
(E)